                                                                   EXHIBIT 10.26

         AMENDMENT TO
                              CONSULTING AGREEMENT


         WHEREAS, SEAGULL ENERGY CORPORATION ("Seagull") and ROBERT F. VAGT ("Vagt") have heretofore entered into a Consulting Agreement (the "Agreement"), which was effective as of July 1, 1997; and

         WHEREAS, Seagull and Vagt desire to amend the Agreement in order to reflect the continuation of the consulting relationship between Seagull and Vagt;

         NOW, THEREFORE, Seagull and Vagt agree that the Agreement shall be amended as follows, effective as of January 1, 1999:

1. Paragraphs 2(a), (b) and (c) of the Agreement shall be deleted and the following shall be substituted therefor:

         "(a) During the term of this Agreement, Seagull shall pay Vagt on the first day of each calendar quarter (or as soon as administratively feasible thereafter), a fee to be determined based upon the following schedule:


                      QUARTER BEGINNING         QUARTERLY FEE
                      -----------------         -------------
                      July 1, 1997                  $50,000
                      October 1, 1997               $50,000
                      January 1, 1998               $25,000
                      April 1, 1998                 $25,000
                      July 1, 1998                  $25,000
                      October 1, 1998               $25,000
                      January 1, 1999               $25,000
                      April 1, 1999                 $25,000
                      July 1, 1999                  $25,000
                      October 1, 1999               $25,000
                      January 1, 2000               $25,000
                      April 1, 2000                 $25,000

         (b) The Nonstatutory Stock Option Agreement dated July 9, 1992, between Global Natural Resources Inc. and Vagt shall be amended pursuant to the amendment attached hereto as Exhibit B to provide that the option granted thereunder shall be fully exercisable until June 30, 2001.

         (c) The Nonstatutory Stock Option Agreement dated January 23, 1997, between Seagull and Vagt shall be amended pursuant to the amendment attached hereto as Exhibit B to provide that the option granted thereunder shall be fully exercisable until June 30, 2001."



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1.   The first sentence of Paragraph 3 of the Agreement shall be deleted and the following shall be substituted therefor:
2.
     "Seagull agrees to retain the services of Vagt for a term of three years beginning on the Effective Date of this Agreement; provided, however, that the parties hereto may terminate Vagt's services prior to the end of such term pursuant to Paragraphs (a) or (b) below."

1.   As amended hereby, the Agreement is specifically ratified and reaffirmed.
2.
3. IN WITNESS WHEREOF, Seagull has caused this Agreement to be duly executed by one of its officers thereunto duly authorized and Vagt has executed this Agreement, effective as of January 1, 1999.
4.
5.                                        SEAGULL ENERGY CORPORATION
6.
7.
8.
                                          BY:   /s/ WILLIAM L. TRANSIER
                                             ----------------------------------
                                             NAME:  William L. Transier
                                                  -----------------------------
                                             TITLE: Executive VP and CFO
                                                   ----------------------------


                                          /s/ ROBERT F. VAGT
                                          -------------------------------------
                                          ROBERT F. VAGT